TCW Enhanced Commodity Strategy Fund Prospectus I Share Class –TGGWXN Share Class –TGABX February 28, 2012, as amended November 20, 2012 This Prospectus tells you about the Class I and Class N shares of the TCW Enhanced Commodity Fund (the “Fund”). Please read this document carefully and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthfull or complete. Any representation to the contrary is a criminal offense TCW Funds Insight that works For you. TM

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TCW Enhanced Commodity Strategy Fund

Investment Objective

The Fund’s investment objective is to seek total return which exceeds that of its commodity benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees of the Fund and Subsidiary[1]	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	5.04%	5.20%
Expenses of the Fund	2.96%	3.12%
Expenses of the Subsidiary	2.08%	2.08%
Total annual fund operating expenses	5.54%	5.95%
Fee Waiver [and/or Expense Reimbursement]	4.84%	5.25%
Net Expenses[2]	0.70%	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$72	$1,221	$2,358	$5,147
N	$72	$1,301	$2,507	$5,424

[1]

The Fund may invest a portion of its assets in a wholly-owned Cayman subsidiary. The Subsidiary (as defined below) has entered into a separate advisory agreement with TCW Investment Management Company (“TIMCO”) for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay TIMCO a management fee at the same rate that the Fund pays TIMCO for services provided to the Fund. TIMCO is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to TIMCO by the Subsidiary. This waiver may not be terminated without the consent of the Board of Directors of the Fund.

[2]

The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest and acquired fund fees and expenses, if any) to 0.70% of average daily net assets. This contractual fee waiver/expense reimbursement is for the period March 1, 2012 through February 28, 2013. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example, affect the Fund’s performance. During the period April 1 through December 31, 2011, the Fund’s portfolio turnover rate was 42.70% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing (except when maintaining a temporary defensive position) in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” means securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities), including bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps and derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A securities.

The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the TCW Cayman Enhanced Commodity Fund, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted liability company organized pursuant to the Memorandum and Articles of Incorporation dated January 28, 2011. These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either debt or equity securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other commodity variable. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by TIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this Prospectus, the Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments to an extent greater than the Fund may make such investments. The Fund’s investment in the Subsidiary will not exceed 25% of the value of the Fund’s total assets.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund is up to 3 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 5% of its net assets in securities rated below investment grade (meaning below BBB) at the time of investment. The Fund may invest up to 15% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 5% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 5% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates or a decline in interest rates will lower the Fund’s yield.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from other types of securities.

•

issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s good or services.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on performance.

•

derivatives risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper value. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•

commodity risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

leveraging risk: the risk that leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a swap agreement, will not fulfill its contractual obligations.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•

globalization risk: the risk that the growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region.

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies and the economic and political climates where investments are made.

•

foreign currency risk: the risk that the value of the Fund’s investment denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

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non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

tax risk: the risk that the ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service or the Treasury Department as discussed under “Distributions and Taxes.”

•

subsidiary risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved.

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prepayment risk of mortgage-backed securities: the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

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extension risk of mortgage-backed securities: the risk that in times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

•

asset-backed securities investment risk: the risk that the impairment of the value of the collateral underlying a security in which the Fund invests such as non-payment of loans, will result in a reduction in the value of the security.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

Please see “Principal Risks and Risk Definitions” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Investment Results

Because the Fund is newly organized, it does not have a full calendar year of investment results. Updated information on the Fund’s investment results can be obtained by visiting www.tcw.com.

Investment Advisor

TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Tad Rivelle	Served as portfolio manager since April 2012	Group Managing Director and Chief Investment Officer — High Grade Fixed Income

Stephen M. Kane	Served as portfolio manager since the Fund commenced operations in April 2011	Group Managing Director

Bret R. Barker	Served as portfolio manager since the Fund commenced operations in April 2011	Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual Retirement Account	$500	$250

Tax Information

If your shares are not held in a tax-deferred account Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Principal Risks and Risk Definitions

The Fund is affected by changes in economic conditions and by changes in the securities and currency markets. There is also the possibility that investment decisions the Advisor makes with respect to securities selection will not accomplish what they were designed to achieve or that they will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. Since the Fund holds securities with fluctuating market prices, the value of Fund shares will vary as the Fund’s portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. When you sell shares of the Fund, they could be worth more or less than what you paid for them.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You can lose money by investing in the Fund.

Your investment in the Fund may be subject (in varying degrees) to the following risks discussed below. The Fund may be more susceptible to some of the risks than others.

While we reference the Fund in the risk disclosures below, you should be aware that the Fund may be exposed to the following risks solely, or to a greater extent, through the activities and investments of the Subsidiary.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of the Fund.

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

The Fund may invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities. These securities may not be backed by the full faith and credit of the United States government and are supported only by the credit of the issuer. Examples of such securities are mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”). These securities are neither issued nor guaranteed by the United States Treasury.

Interest Rate Risk refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Junk Bond Risk

The Fund invests in “junk bonds.” These bonds are rated below investment grade and are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are rated “below investment grade.” These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to a greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Advisor to accurately value certain portfolio securities.

Market Risk

Various market risks can affect the price or liquidity of a company’s securities held by the Fund. There is the possibility that the returns from the securities in which the Fund invests will underperform returns from the various securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial condition can depress the value of an issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include the market’s current attitudes about an issuer’s securities, market reactions to political or economic events, and tax and regulatory effects (including lack of regulations for a market or particular type of instrument).

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The Dodd-Frank Wall Street Reform and Customer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the Fund through (i) provisions impacting the regulatory framework; (ii) provisions impacting the Fund as an investor; (iii) enhancements to the enforcement authority of the Securities and Exchange Commission; (iv) risk regulation of “systemically important” financial institutions; and (v) mandated studies that may have further effects on the Fund. Such legislation may impact the Fund in ways that are unforeseeable.

Liquidity Risk

Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell at a lower price or may not be able to sell the security at all, each of which would have a negative effect on the Fund’s performance.

Derivatives Risk

The Fund may invest in derivatives, which are instruments whose value is based on the value of another security, commodity or index. Derivatives include, among other things, swap agreements, options, forwards and futures. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying security, commodity or asset. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to counterparty risk and illiquidity risk. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities and commodities may experience periods of illiquidity which could cause a portfolio to hold an investment it might otherwise sell, or to sell an investment it otherwise might hold at inopportune times or for prices that do not reflect current market value. The Advisor might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Additionally, some derivatives involve economic leverage. The investment of the Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund; thus exaggerating any increase or decrease in the net asset value of the Fund.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

By investing in a derivative instrument the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked derivative instruments in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

The Fund and its Subsidiary may concentrate their assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund may be more susceptible to risks associated with those sectors.

Leveraging Risk

The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward currency contracts, engaging in forward commitment transactions and investing in leveraged or unleveraged commodity index-linked notes, may magnify the Fund’s gains or losses. During periods of adverse market conditions the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used.

Asset-Backed Securities Risks

Asset-backed securities are bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

Asset-backed securities are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an asset-backed security transaction depends on the performance of the underlying assets. To protect asset-backed security investors from the possibility that some borrowers could miss payments or even default on their loans, asset-backed securities usually include some form of credit enhancement.

Some asset-backed securities, particularly home equity loan transactions, are subject to interest rate risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. Asset-backed securities also carry credit risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to the asset-backed security investor. Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO or CLO typically has higher ratings and lower yields than the underlying tranches, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches have experienced substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and are not registered under the federal securities laws. As a result, a CDO investment may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus such as interest rate risk and credit risk, CDOs have additional risks which include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or go into default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage-Backed Securities Risks

Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The Fund may invest in mortgage-backed securities and is subject to the following risks.

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in the Fund’s net asset value.

Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Adjustable Rate Mortgages. Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Counterparty Risk

Individually negotiated or over-the-counter derivatives, such as swap agreements, are subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

Equity Risk

Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities will change based on changes in a company’s financial condition and in overall market, economic and political conditions.

Defaulted Securities Risk

The Fund may invest in securities in default. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in Emerging Market Countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Price Volatility Risk

The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. The Fund’s returns will vary and you may lose money.

Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur a loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests the greater the potential volatility of its portfolio.

Securities Selection Risk

The specific securities held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Globalization Risk

The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Emerging Market Country Risk

Investing in emerging market countries involves substantial risk due to: higher brokerage costs in certain countries; different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political economic developments.

Political and economic structures in some emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers are generally subject to less regulation than their counterparts in developed countries. Brokerage commissions, custodial expenses and other transaction costs can be higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.

Currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging market countries have and may in the future impose foreign currency controls and repatriation controls.

Foreign Currency Risk

The Fund is subject to currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits, political factors and government control.

Foreign Investing Risk

Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S. which could affect the liquidity of the Fund’s portfolio.

Non-Diversification Risk

The Fund is organized as a non-diversified fund under the Investment Company Act of 1940 (“1940 Act”) and is not subject to the general limitation that it not invest more than 5% of its total assets in a particular issuer. Because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective or achieve positive results. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ debt securities may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. In fact, no matter how well the Advisor evaluates market conditions, the securities the Advisor chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Subsidiary Risk

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the respective Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/ or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and Statement of Additional Information and could adversely affect the Fund.

Tax Risk

The Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income from the Fund’s investment in the Subsidiary and income derived from certain commodity-linked notes will constitute “qualifying income” for purposes of Subchapter M.

It should be noted, however, that the Internal Revenue Service currently has suspended the issuance of such rulings pending further review. There can be no assurance that the Internal Revenue Service will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

Additional Risks

Securities Lending Risk

The Fund may lend portfolio securities with a value up to 25% of its total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money.

Risks of Swap Agreements

The Fund may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

Risks of Investing in Structured Notes

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Funds might receive interest payments on the note that are more or less than the stated coupon interest payments.

Management of the Fund

Investment Advisor

The Fund’s investment Advisor is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2011, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $118 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who are primarily responsible for the day-to-day portfolio management of the Fund, including a summary of their business experience during the past five years:

Portfolio Manager	Business Experience During Last Five Years*
Tad Rivelle	Group Managing Director and Chief Investment Officer - High Grade Fixed Income, the Advisor, TCW Asset Management Company, Trust Company of the West and Metropolitan West Asset Management, LLC since December 2009. Previously, Mr. Rivelle was Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC

Stephen M. Kane	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since December 2009. Previously, Mr. Kane was a portfolio manager and partner with Metropolitan West Asset Management, LLC.

Bret R. Barker	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West since December 2009. Previously, Mr. Barker was a portfolio manager with Metropolitan West Asset Management, LLC

*	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’

investment in the Fund, a description of their compensation structure and information regarding the other accounts they manage.

Advisory Agreement

The Fund and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Advisor to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to control by the Board of Directors. For its services under the Advisory Agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of Fund. The annual fee rate is 0.50% of average daily net assets.

The Fund has a contractual fee waiver/expense reimbursement agreement with the Advisor limiting operating expenses (excluding interest and acquired fund fees and expenses, if any) to 0.70% until February 28, 2013.

The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This waiver may not be terminated without the consent of the Board of Directors of the Fund.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its duties under the agreement.

A discussion regarding the basis for the Board of Directors approval of the Advisory Agreement is contained in the Fund’s annual report to shareholders for the year ended October 31, 2011.

Payments by the Advisor

The Advisor pays certain costs of marketing the Fund from legitimate profits from its investment management fees and other resources available to it. The Advisor may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interest between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund and you should contact your financial intermediary for details about any payments it may receive from the Fund or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof. Payments to a financial intermediary that is compensated based on its customers’ asset typically range between 0.05% and 0.10% in a given year of assets invested in the Fund by the financial intermediary’s customers.

Multiple Class Structure

Certain of the TCW Funds currently offer two classes of shares, Class I shares and Class N (or Investor Class) shares. The Fund currently offers the Class I and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in that Fund and generally give you the same voting, liquidation and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but will be subject to fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fees may also be used to pay financial intermediaries for sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

Your Investment — Account Policies and Services

Buying Shares

You pay no sales charges to invest in the Fund. Your price for the Fund’s shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the NYSE is open. The NAV of the Fund is determined by adding the value of the Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets-liabilities/# of shares = NAV).

Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediary”) after the NAV for the day is determined, will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 p.m. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly.

The Fund may at its discretion reject any purchase order for its shares.

The Fund’s investments for which market quotations are readily available are valued based on market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Such situations are particularly relevant for funds that hold securities that trade primarily in overseas markets. A security that is fair valued may be valued at a higher or lower price than actual market quotations or value determined by other funds using their own fair valuation procedures. Fair value determinations employ elements of judgment and a fair value price is an estimated price and may vary from the prices used by other mutual funds. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.

Minimums

Initial	IRA	Additional
$2,000	$500	$250

The Fund may accept investments of smaller amounts under circumstances deemed appropriate. The Fund reserves the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Fund will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashier’s checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Fund will not accept post-dated checks, post-dated on-line bill checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs. You will also be charged $25 for every check returned unpaid.

The Fund has adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT ACT”) and appointed an Anti-Money Laundering Compliance Officer to help the government fight the funding of terrorism and money laundering activities. The USA PATRIOT ACT requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals ($100 minimum) through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling Shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the payment date or until payment is collected, whichever is earlier.

Signature Guarantees

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or bank account different than what is on our records

•	if ownership is changed on your account

•	written requests to wire redemption proceeds (if not previously authorized on the account)

Non-financial transactions, including establishing or modifying certain services on an account, may require signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution.

The Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchanging Shares

You can exchange from one Class I fund into another or from one Class N fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

You may also exchange the shares of the Fund you own for Shares of Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market Portfolio for shares of the Fund. You should read the Fidelity Prime Money Market Portfolio prospectus prior to investing in that money market mutual fund. You can obtain a prospectus for the Fidelity Prime Money Market Portfolio by calling (800) 386-3829 or by visiting our website at www.tcw.com.

Third Party Transactions

You may buy and redeem the Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account Statements

A Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household Mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Fund. You may also receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General Policies

If your non-retirement account falls below $2,000 as a result of redemptions and/or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information.

The Fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets). If your shares are redeemed in kind you will incur transaction costs upon the disposition of the securities received in the distribution.

Trading Limits

The Fund is not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Fund. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.

Accordingly, the Board of Directors has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to the Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund. Future purchases into the Fund may be barred if a shareholder exchanges out or redeems shares of the Fund within a 30 day period from the last purchase in or exchange into the Fund. Exceptions to these trading limits may only be made upon approval of the Advisor’s Fund Operations Officer, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Fund’s systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

In addition, the Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to (Name of Fund) to:

Via Regular Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

Via Express, Registered or Certified Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
By Telephone

Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire. Wired funds must be received prior to 4:00 p.m. Eastern time to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal wire system, or from incomplete wiring instructions.

Wire: Have your bank send your investment to:

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services LLC

Account No. 182380074993

Further Credit: (Name of Fund)

(Name on the Fund Account)

(Fund Account Number)

Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:

•  your name(s) and signature(s) as they appear on the account form

•  your account number

•  the Fund name

•  the dollar amount you want to sell or exchange

•  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services — Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202
By Telephone

Be sure the Fund has your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contacting the transfer agent sufficiently in advance of the next withdrawal date.

To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S. (800) 248-4486

Outside the U.S. (414) 765-4124 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of the Fund will be declared and paid quarterly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions will be reinvested in Fund shares unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those on Class N shares since that share class normally has higher expenses than Class I shares.

Distributions of the Fund’s investment company taxable income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. The Fund’s ordinary income distributions are not expected to be “qualified dividend” income eligible for reduced tax rates through 2012.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of the Fund.

You will be taxed in the same manner whether you receive your distributions (from investment company taxable income or capital gains) in cash or reinvest them in additional shares of the Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by the shareholder.

Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the Statement of Additional Information (“SAI”). This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The Fund has received a private letter ruling from the IRS confirming that income from the Fund’s investment in the Subsidiary and income derived from certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity- linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The Fund’s tax basis in the Subsidiary will be increased as a result of the Fund’s recognition of the Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The annual report, semi-annual report, Form N-Q and SAI are also available by contacting the Fund at 1-800 FUND TCW (1-800-386-3829). The annual report, semi-annual report and SAI are also on the Fund’s website at www.tcwfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Enhanced Commodity Strategy Fund

Class I

	April 1, 2011 (Commencement of Operations) through October 31, 2011
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	0.08
Net Realized and Unrealized (Loss) on Investments	(1.26)

Total from Investment Operations	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.09)

Net Asset Value per Share End of Period	$8.73

Total Return	(11.80	)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,647
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.54%
After Expense Reimbursement	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.51%
Portfolio Turnover Rate	42.70%

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period April 1, 2011 (Commence of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.

(3)	Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Enhanced Commodity Strategy Fund

Class N

	April 1, 2011 (Commencement of Operations) through October 31, 2011
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment (Loss)(1)	0.08
Net Realized and Unrealized (Loss) on Investments	(1.26)

Total from Investment Operations	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.09)

Net Asset Value per Share End of Period	$8.73

Total Return	(11.80	)%(2)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,764
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.95	%(3)
After Expense Reimbursement	0.70	%(3)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.50	%(3)
Portfolio Turnover Rate	42.70	%(3)

(1)	Computed using average shares outstanding throughout the period.

(2)	For the period April 1, 2011 (Commence of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.

(3)	Annualized.

Glossary

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Average Life — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is .01% or 1/100 of a percentage point. 100 basis points equal one percent (1%).

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large cap equity portfolio.

Credit Default Swap — A specific form of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender who faces credit risk from a third party borrower, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset (principal plus remaining interest).

Credit Linked Note — A note whose cash flow depends upon a credit event or credit measure of a referenced entity or asset such as a default, credit spread or rating change. A credit linked note is a security with an embedded credit swap allowing the issuer to transfer a specific credit risk to credit investors.

Currency Swap — A specific form of counterparty agreement that involves the exchange of principal and interest in one currency for the same in another currency.

Distribution (12b-1) Fees — Fees assessed to shareholders for shareholder servicing, marketing and distribution expenses for a fund.

Duration — A weighted-average term-to-maturity of a bond’s cash flows, the weights being the present value of each cash flow as a percentage of the bond’s full price. Duration is often used to measure the potential volatility of a bond’s price; bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments making their market values more volatile than when acquired.

Expense Ratio — Expressed as a percentage provides an investor the total cost for fund operating expenses and management fees.

Forward Contract — A specific form of counterparty agreement under which a commodity or financial instrument is bought or sold at a certain price agreed on today (date of contract), but is to be delivered on a stated future (forward) date in settlement of the agreement. If the value of the underlying commodity or financial instrument changes, the value of the forward contract becomes positive or negative depending on the position held.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Swap — A specific form of counterparty agreement where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). Interest rate swaps are used to limit or manage exposure to interest rate fluctuations.

Junk Bonds — Junk bonds or high yield bonds are bonds that have a credit rating of BB or lower by ratings agencies such as Moody’s Investor Service, Inc. or Standard & Poor’s Corporation. These bonds typically pay a higher yield to compensate for the greater credit risk.

Maturity — The date at which a debt instrument is due and payable.

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at specified prices, and this right lasts until a specified date.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

Total Return — Return on an investment including both appreciation (depreciation) and interest or dividends.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Weighted Average Maturity — The weighted average maturity is computed by weighting each securities maturity date by the market value of the security in the fund.

TCW Funds, Inc. 865 South Figueroa Street Los Angeles, California 90017800 FUND TCW (800 386 3829) www.tcw.com More information on the Fund is available free upon request by calling 800 FUND TCW (386 3829), or on the Internet at www.tcw.com, including the following: Annual/Semi-Annual Report Additional information about the Fund’s investments is in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. Statement of Additional Information (SAI) Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C. Shareholder Account Information For additional information, such as transaction and account inquiries: Call 800 248 4486, or send your request to: TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O Box 701 Milwaukee, WI 53201-0701 You can obtain copies of reports and other information about the Fund on the EDGAR Database on the SEC’s website at www.sec.gov, by visiting the SEC’s Public Reference Room in Washington, D.C., by sending your written request to the SEC’s Public Reference Section, or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551 8090.SEC File Number 811-7170